UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Brian D. Bullard

The Investment Company of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

ICA The Investment Company of America® Annual report for the year ended December 31, 2019

Invest in a fund whose
objective has stood
the test of time

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The Investment Company of America seeks to achieve long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 4 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2020, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.59%.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment portfolio

9	Financial statements

26	Board of trustees and other officers

Fellow investors:

The United States equity market experienced its strongest annual gains in more than five years, following the steep selloff in late 2018. Despite brief downturns in May and August, major market indices broke records throughout the year, ending 2019 near all-time highs. Additionally, the current economic expansion officially became the longest in U.S. history, with help from a robust labor market and the Federal Reserve’s (Fed) return to more accommodative policies.

Concerns over a trade war between the U.S. and China continued to cast a cloud over markets throughout the year, creating occasional bouts of volatility; however, investors appeared optimistic as news of a potential trade deal emerged in the fourth quarter.

The investment objectives of The Investment Company of America (ICA) are to achieve long-term growth of capital and income. It seeks to accomplish these objectives by looking for quality companies that have good prospects of long-term growth and dividend income. Against this backdrop, ICA gained 24.54% for the 12-month period ended December 31, 2019, with distributions reinvested. In comparison, the unmanaged Standard & Poor’s 500 Composite Index, a market-capitalization weighted index based on the results of approximately 500 widely held common stocks, gained 31.49% over the same period.

For the 20 years ended December 31, 2019, ICA posted an average annual total return of 6.86% with distributions reinvested, compared with 6.06% by the S&P 500. Over its lifetime, ICA has had an average annual total return of 12.09% with distributions reinvested, compared with 10.95% by the S&P 500.

U.S. growth continues apace

After months of rate increases, the Fed reversed direction in its July meeting, noting that it would “act as appropriate to sustain the expansion.” This guidance instigated the first of three 0.25% rate cuts, shifting their recent peak range of 2.25–2.5% down to 1.5–1.75% by October. The Fed consistently cited the generally sluggish global economic outlook as well as muted inflation pressures in support of the cuts. This policy change helped bolster the equity market, as investors sought greater potential gains outside the fixed income market.

The U.S. unemployment rate reached a 50-year low of 3.5% and wage growth continued to move modestly upwards. Annualized growth of gross domestic product came in at 2.1% in the third quarter.

The ongoing trade dispute with China created occasional headwinds in confidence levels, particularly in the U.S. manufacturing sector. The ISM Manufacturing PMI fell in September to 47.8%, its lowest point since 2009, as the conflict reached a peak when new tariffs were enacted on more than $125 billion in Chinese goods and $75 billion in U.S. products. Although it regained a few points after September, PMI remained in low territory through the end of the year.

The consumer sentiment index rose moderately in 2019, rising in the first half of the year before taking a sharp dive over the summer as a variety of domestic and international political troubles made headlines, including protests in Hong Kong and the growing potential of impeachment proceedings in the U.S. The index recovered a portion of its losses, however, leading up and into the fourth quarter.

ICA’s portfolio in review

Investments in the communications services sector were the largest contributor to relative returns for the period thanks to a 56.57% rise in Facebook, the fund’s second-largest equity holding. Shares of the company neared record highs as sales beat market forecasts, boosted by an increase in the number of active users and average revenue per user.

The Investment Company of America	1

2019 results at a glance

Year ended December 31, 2019 (with all distributions reinvested)

	ICA (Class A shares)	Standard & Poor’s 500 Composite Index*
Income return	2.27%	2.35%
Capital return	22.27%	29.14%
Total return	24.54%	31.49%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2019

	Per Class A share	Payment date
Income dividends	$0.155	March 15
	0.155	June 14
	0.155	September 13
	0.297	December 18
$0.762

Capital gain distributions	$0.122	June 14
	$1.691	December 18
$1.813

Expense ratios and portfolio turnover rates1

Year ended December 31, 2019

	Expense ratio	Portfolio turnover rate
ICA	0.59%	31%
Industry average[2]	1.02%	44%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The ratio shown is for Class A shares as of the prospectus dated March 1, 2020 (unaudited). The expense ratio is restated to reflect current fees. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Refinitiv Lipper. Lipper Growth & Income Funds Average (industry average expense ratio based on statistics for front-end load funds, for the most recent fiscal year-ends available as of 12/31/19.)

ICA has the flexibility to invest a portion of its assets in non-U.S.-domiciled companies, and Daiichi Sankyo, based in Japan, and ASML, based in the Netherlands, were two of the fund’s strongest contributors for the year. Shares of Daiichi Sankyo (+106.68%) rose as the company reported strong earnings, raised guidance and presented promising data on several cancer treatments in their pipeline. ASML (+89.51%), the largest supplier in the world of photolithography systems, also posted strong returns and benefitted from wider adoption of their next-generation extreme ultraviolet lithography (EUV) technology.

Information technology was the leading sector for the broader market throughout 2019. Shares of Apple (+86.16%) achieved its best annual return in a decade, as the company set clearer strategy around services and wearables and ended the year with a boost from strong holiday sales. ICA’s lower-than-market exposure to the company and the sector hindered results on a relative basis.

The fund’s energy exposure increased throughout the year as additions were made while the companies lagged the broader market, weighing on relative results. Oil prices rose in the first quarter but, on average, remained below 2018 prices, as questions persisted on the strength of demand, and the possibility of rising production in the U.S. and other regions.

In an appreciating market, the fund’s cash position was the largest relative detractor, but at approximately 5% of net assets at the end of the period, remains at a reasonable level for ICA given current market conditions. As a naturally defensive holding, cash provides protection during market volatility and downturns. Cash also provides portfolio managers the flexibility to easily finance additional or new investments.

We remain focused on the long term

After a major dip at the end of 2018, markets have been driven ever-upward over the past year. In early 2019, better-

2	The Investment Company of America

than-expected corporate earnings, early indicators of easing trade tensions and signs of domestic economic growth helped markets re-gain and then surpass the previous year’s highs. Despite a heating up of the trade war, the reversal in Fed interest rate policy helped bolster markets and investor sentiment going into the second half of the year.

Some of the worries at the forefront of investors’ minds at the end of last year were alleviated throughout 2019, but concerns remain, whether around the length of the bull market, geopolitical tensions, or the potential for political turmoil going into an election year. We remain vigilant of the risks of regulatory changes to the health care and technology industries as preparations for the 2020 U.S. presidential election heat up.

Amid the cross currents, our focus remains the same: Find solid companies at attractive valuations to hold for the long term. We remain confident in our robust fundamental research and bottom-up analysis — an investment philosophy that has served the fund well since its inception in the 1930s, and which has seen many market and economic cycles come and go.

We thank you for the ongoing trust and confidence you place in us. We look forward to reporting to you again in six months.

Cordially,

James B. Lovelace
Co-President

Donald D. O’Neal
Co-President

February 6, 2020

For current information about the fund, visit capitalgroup.com.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at The Investment Company of America’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	86%	100%
■	Canada	2	—
■	Europe	10	—
■	Japan	1	—
■	Asia-Pacific ex. Japan	— *	—
■	Emerging markets	1	—
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	54%	62%
■	Canada	3	2
■	Europe	14	12
■	Japan	3	3
■	Asia-Pacific ex. Japan	2	1
■	Emerging markets	24	20
	Total	100%	100%

*	Amount less than 1%.

Compared with the S&P 500 as a percent of net assets. All figures include convertible securities.

Source: Capital Group (as of December 31, 2019).

The Investment Company of America	3

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends and capital gain distributions reinvested in the years 1970 to 2019.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	Includes reinvested capital gain distributions, but does not reflect income dividends taken in cash.

The value of a long-term perspective

**Average annual total returns based on a $1,000 investment**
(for periods ended December 31, 2019)*

| | 1 year | 5 years | 10 years |
|---|---|---|---|
| **Class A shares** | 17.38% | 8.22% | 10.74% |

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.59% for Class A shares as of the prospectus dated March 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

$2,000,000
$1,000,000
$500,000
$100,000
$10,000
$6,000

| Year ended December 31 | 1970 | 1971 | 1972 | 1973 | 1974 | 1975 | 1976 | 1977 | 1978 | 1979 | 1980 | 1981 | 1982 | 1983 | 1984 | 1985 | 1986 | 1987 | 1988 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **Year-by-year summary of results (dollars in thousands)** | | | | | | | | | | | | | | | | | | | |
| Dividends reinvested | $0.3 | 0.3 | 0.3 | 0.4 | 0.6 | 0.5 | 0.5 | 0.5 | 0.6 | 0.7 | 1.0 | 1.2 | 1.6 | 1.6 | 1.7 | 1.9 | 2.2 | 2.8 | 3.4 |
| Value at year-end | $9.7 | 11.3 | 13.1 | 10.9 | 8.9 | 12.1 | 15.7 | 15.3 | 17.5 | 20.9 | 25.3 | 25.6 | 34.2 | 41.1 | 43.8 | 58.5 | 71.2 | 75.1 | 85.1 |
| Dividends in cash | $0.3 | 0.3 | 0.3 | 0.3 | 0.5 | 0.4 | 0.4 | 0.4 | 0.4 | 0.5 | 0.7 | 0.8 | 1.0 | 0.9 | 1.0 | 1.0 | 1.1 | 1.4 | 1.7 |
| Value at year-end | $9.4 | 10.6 | 12.0 | 9.7 | 7.5 | 9.7 | 12.1 | 11.4 | 12.6 | 14.5 | 16.8 | 16.2 | 20.4 | 23.6 | 24.1 | 31.0 | 36.5 | 37.2 | 40.4 |
| **Annual percentage returns assuming dividends reinvested** | | | | | | | | | | | | | | | | | | | |
| Income return | 2.9% | 3.1 | 2.8 | 2.7 | 5.1 | 5.9 | 4.1 | 3.4 | 3.9 | 4.2 | 4.7 | 4.9 | 6.1 | 4.6 | 4.2 | 4.2 | 3.7 | 4.0 | 4.5 |
| Capital return | (6.2)% | 13.9 | 13.1 | (19.5) | (23.0) | 29.5 | 25.5 | (6.0) | 10.8 | 15.0 | 16.5 | (4.0) | 27.7 | 15.6 | 2.5 | 29.2 | 18.0 | 1.4 | 8.8 |
| ICA total return | (3.3)% | 17.0 | 15.9 | (16.8) | (17.9) | 35.4 | 29.6 | (2.6) | 14.7 | 19.2 | 21.2 | 0.9 | 33.8 | 20.2 | 6.7 | 33.4 | 21.7 | 5.4 | 13.3 |

4	The Investment Company of America

How a $10,000 investment has grown over 50 years

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 50 years, from December 31, 1969, through December 31, 2019, showing the closing values for each year. The figures in the table below the chart include the fund’s total return for each of those years.

The Investment Company of America	5

Summary investment portfolio December 31, 2019

Industry sector diversification	Percent of net assets

Common stocks 94.69%	Shares	Value (000)
Energy 10.25%
Canadian Natural Resources, Ltd. (CAD denominated)	22,710,460	$734,542
Concho Resources Inc.	10,018,231	877,297
Enbridge Inc.	6,980,045	277,596
Enbridge Inc. (CAD denominated)	11,102,795	441,444
EOG Resources, Inc.	24,032,722	2,012,981
Exxon Mobil Corp.	30,526,134	2,130,114
Other securities		4,077,397
		10,551,371

Materials 4.37%
Linde PLC	7,153,514	1,522,983
Other securities		2,976,597
		4,499,580

Industrials 8.39%
Airbus SE, non-registered shares[1]	4,559,005	668,887
CSX Corp.	19,199,419	1,389,270
General Dynamics Corp.	6,908,381	1,218,293
Lockheed Martin Corp.	1,808,754	704,293
Northrop Grumman Corp.	2,006,421	690,149
Other securities		3,970,393
		8,641,285

Consumer discretionary 7.58%
Amazon.com, Inc.[2]	1,235,035	2,282,147
Hasbro, Inc.[3]	7,922,598	836,705
Home Depot, Inc.	6,950,250	1,517,796
Marriott International, Inc., Class A	4,121,702	624,149
Other securities		2,547,029
		7,807,826

Consumer staples 9.13%
Altria Group, Inc.	13,291,805	663,394
British American Tobacco PLC[1]	45,446,011	1,936,238
British American Tobacco PLC (ADR)	3,586,641	152,289
Coca-Cola Co.	18,455,845	1,021,531
Keurig Dr Pepper Inc.	21,414,638	619,954
Lamb Weston Holdings, Inc.[3]	8,171,898	703,028
Nestlé SA1	8,461,480	916,687
Philip Morris International Inc.	15,419,247	1,312,024
Other securities		2,074,421
		9,399,566

6	The Investment Company of America

	Shares	Value (000)
Health care 17.70%
Abbott Laboratories	35,876,031	$3,116,192
AbbVie Inc.	23,963,035	2,121,687
Amgen Inc.	7,804,477	1,881,425
Cigna Corp.	4,265,864	872,327
Daiichi Sankyo Co., Ltd.[1]	11,259,800	743,517
Eli Lilly and Co.	5,694,380	748,412
Gilead Sciences, Inc.	21,852,682	1,419,987
Merck & Co., Inc.	8,045,987	731,782
Thermo Fisher Scientific Inc.	2,656,686	863,078
UnitedHealth Group Inc.	8,511,462	2,502,200
Other securities		3,224,436
		18,225,043

Financials 5.56%
JPMorgan Chase & Co.	7,433,737	1,036,263
Wells Fargo & Co.	11,533,428	620,498
Other securities		4,071,408
		5,728,169

Information technology 16.55%
Accenture PLC, Class A	3,335,562	702,369
Apple Inc.	3,093,519	908,412
ASML Holding NV1	2,122,680	632,156
Broadcom Inc.	9,438,796	2,982,848
Intel Corp.	18,115,049	1,084,186
Mastercard Inc., Class A	3,065,407	915,300
Microsoft Corp.	33,465,946	5,277,580
QUALCOMM Inc.	7,873,268	694,658
Texas Instruments Inc.	6,853,876	879,284
Other securities		2,963,939
		17,040,732

Communication services 10.53%
Alphabet Inc., Class A2	1,133,553	1,518,270
Alphabet Inc., Class C2	754,369	1,008,607
Comcast Corp., Class A	14,609,438	656,986
Facebook, Inc., Class A2	25,108,926	5,153,607
Netflix, Inc.[2]	4,595,319	1,486,907
Other securities		1,013,594
		10,837,971

Utilities 2.87%
Dominion Energy, Inc.	8,442,405	699,200
Edison International	8,621,455	650,144
Other securities		1,601,154
		2,950,498

Real estate 1.76%
American Tower Corp. REIT	3,037,094	697,985
Other securities		1,111,196
		1,809,181

Total common stocks (cost: $65,889,941,000)		97,491,222

Convertible stocks 0.13%
Industrials 0.06%
Other securities		65,274

Utilities 0.07%
Other securities		72,164

Total convertible stocks (cost: $122,007,000)		137,438

The Investment Company of America	7

Bonds, notes & other debt instruments 0.07%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 0.07%
Other securities		$72,655

Total bonds, notes & other debt instruments (cost: $69,933,000)		72,655

Short-term securities 5.05%	Shares
Money market investments 5.05%
Capital Group Central Cash Fund 1.73%[4]	51,987,945	5,198,794

Total short-term securities (cost: $5,196,106,000)		5,198,794
Total investment securities 99.94% (cost: $71,277,987,000)		102,900,109
Other assets less liabilities 0.06%		64,726

Net assets 100.00%		$102,964,835

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (000)	Dividend income (000)	Value of affiliates at 12/31/2019 (000)
Common stocks 2.08%
Energy 0.59%
Noble Energy, Inc.	29,272,023	3,393,200	8,448,790	24,216,433	$(104,260)	$261,895	$12,086	$601,536
Consumer discretionary 0.81%
Hasbro, Inc.	7,618,390	696,800	392,592	7,922,598	7,683	192,232	21,082	836,705
Consumer staples 0.68%
Lamb Weston Holdings, Inc.	10,333,473	—	2,161,575	8,171,898	41,835	59,924	7,446	703,028
Information technology 0.00%
Western Union Co.[5]	24,634,600	—	7,439,410	17,195,190	65,634	158,640	18,114	—
Short-term securities 0.00%
Money market investments 0.00%
Capital Group Central Cash Fund 1.73%[4,5]	—	130,227,038	78,239,093	51,987,945	(1,019)	2,688	118,617	—
Total 2.08%					$9,873	$675,379	$177,345	$2,141,269

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $10,361,078,000, which represented 10.06% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Rate represents the seven-day yield at 12/31/2019.
[5]	Unaffiliated issuer at 12/31/2019.

Key to abbreviations

ADR = American Depositary Receipts

CAD = Canadian dollars

See notes to financial statements.

8	The Investment Company of America

Financial statements

Statement of assets and liabilities

at December 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $69,713,507)	$100,758,840
Affiliated issuers (cost: $1,564,480)	2,141,269	$102,900,109
Cash		50
Cash denominated in currencies other than U.S. dollars (cost: $11,711)		11,730
Receivables for:
Sales of investments	2,608
Sales of fund’s shares	58,963
Dividends and interest	153,862
Other	1,255	216,688
		103,128,577
Liabilities:
Payables for:
Purchases of investments	9,298
Repurchases of fund’s shares	102,913
Investment advisory services	20,151
Services provided by related parties	22,970
Trustees’ deferred compensation	6,271
Other	2,139	163,742
Net assets at December 31, 2019		$102,964,835

Net assets consist of:
Capital paid in on shares of beneficial interest		$70,595,595
Total distributable earnings		32,369,240
Net assets at December 31, 2019		$102,964,835

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,603,656 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$63,958,659	1,616,348		$39.57
Class C	1,579,641	40,402		39.10
Class T	10	—	*	39.56
Class F-1	1,921,483	48,702		39.45
Class F-2	7,986,309	201,938		39.55
Class F-3	3,570,812	90,277		39.55
Class 529-A	2,883,908	73,092		39.46
Class 529-C	283,374	7,200		39.36
Class 529-E	85,425	2,173		39.31
Class 529-T	13	—	*	39.56
Class 529-F-1	115,388	2,929		39.40
Class R-1	73,834	1,883		39.21
Class R-2	645,146	16,432		39.26
Class R-2E	70,786	1,795		39.43
Class R-3	949,164	24,091		39.40
Class R-4	1,434,618	36,373		39.44
Class R-5E	68,291	1,727		39.54
Class R-5	261,399	6,607		39.56
Class R-6	17,076,575	431,687		39.56

*	Amount less than one thousand.

See notes to financial statements.

The Investment Company of America	9

Statement of operations

for the year ended December 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $26,918; also includes $177,345 from affiliates)	$2,299,367
Interest	33,590	$2,332,957
Fees and expenses*:
Investment advisory services	223,982
Distribution services	189,113
Transfer agent services	69,175
Administrative services	26,161
Reports to shareholders	2,429
Registration statement and prospectus	1,568
Trustees’ compensation	1,038
Auditing and legal	178
Custodian	1,087
Other	2,310	517,041
Net investment income		1,815,916

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments:
Unaffiliated issuers	4,579,791
Affiliated issuers	9,873
Currency transactions	1,488	4,591,152
Net unrealized appreciation on:
Investments:
Unaffiliated issuers	13,740,334
Affiliated issuers	675,379
Currency translations	1,129	14,416,842
Net realized gain and unrealized appreciation		19,007,994

Net increase in net assets resulting from operations		$20,823,910

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

	Year ended December 31,
	2019	2018
Operations:
Net investment income	$1,815,916	$1,769,995
Net realized gain	4,591,152	6,707,744
Net unrealized appreciation (depreciation)	14,416,842	(14,379,081)
Net increase (decrease) in net assets resulting from operations	20,823,910	(5,901,342)

Distributions paid to shareholders	(6,476,969)	(9,207,183)

Net capital share transactions	3,185,635	6,591,604

Total increase (decrease) in net assets	17,532,576	(8,516,921)

Net assets:
Beginning of year	85,432,259	93,949,180
End of year	$102,964,835	$85,432,259

See notes to financial statements.

10	The Investment Company of America

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

The Investment Company of America	11

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In

12	The Investment Company of America

addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$9,946,509	$604,862	$—	$10,551,371
Materials	3,733,724	765,856	—	4,499,580
Industrials	7,221,005	1,420,280	—	8,641,285
Consumer discretionary	7,633,949	173,877	—	7,807,826
Consumer staples	5,926,963	3,472,603	—	9,399,566
Health care	16,470,150	1,754,893	—	18,225,043
Financials	4,937,508	790,661	—	5,728,169
Information technology	15,872,808	1,167,924	—	17,040,732
Communication services	10,721,852	116,119	—	10,837,971
Utilities	2,856,495	94,003	—	2,950,498
Real estate	1,809,181	—	—	1,809,181
Convertible stocks	137,438	—	—	137,438
Bonds, notes & other debt instruments	—	72,655	—	72,655
Short-term securities	5,198,794	—	—	5,198,794
Total	$92,466,376	$10,433,733	$—	$102,900,109

The Investment Company of America	13

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

14	The Investment Company of America

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2019, the fund reclassified $350,018,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$415,804
Undistributed long-term capital gains	286,423
Gross unrealized appreciation on investments	34,423,507
Gross unrealized depreciation on investments	(2,751,496)
Net unrealized appreciation on investments	31,672,011
Cost of investments	71,228,098

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2019						Year ended December 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$1,199,266		$2,813,523		$4,012,789		$1,121,730		$4,848,652	$5,970,382
Class C	18,976		70,387		89,363		17,309		132,978	150,287
Class T	—	*	—	*	—	*	—	*	1	1
Class F-1	34,945		84,944		119,889		32,834		147,189	180,023
Class F-2	157,797		349,360		507,157		120,859		517,165	638,024
Class F-3	73,512		156,215		229,727		59,032		223,374	282,406
Class 529-A	52,417		126,964		179,381		48,157		219,103	267,260
Class 529-C	3,292		12,578		15,870		3,233		26,082	29,315
Class 529-E	1,398		3,782		5,180		1,333		6,998	8,331
Class 529-T	—	*	1		1		—	*	1	1
Class 529-F-1	2,293		5,024		7,317		1,824		7,965	9,789
Class R-1	901		3,357		4,258		829		6,448	7,277
Class R-2	7,489		28,654		36,143		6,548		51,498	58,046
Class R-2E	964		3,098		4,062		681		4,384	5,065
Class R-3	15,039		42,037		57,076		14,092		76,352	90,444
Class R-4	27,322		63,984		91,306		27,197		120,188	147,385
Class R-5E	1,120		2,936		4,056		415		1,928	2,343
Class R-5	5,673		11,545		17,218		5,936		22,217	28,153
Class R-6	353,523		742,653		1,096,176		271,045		1,061,606	1,332,651
Total	$1,955,927		$4,521,042		$6,476,969		$1,733,054		$7,474,129	$9,207,183

*	Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.219% on such assets in excess of $89 billion. For the year ended December 31, 2019, the investment advisory services fee was $223,982,000, which was equivalent to an annualized rate of 0.234% of average daily net assets.

The Investment Company of America	15

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of trustees authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee will be amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

16	The Investment Company of America

For the year ended December 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$145,810	$49,383		$12,161		Not applicable
Class C	15,337	1,276		623		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	4,471	2,412		721		Not applicable
Class F-2	Not applicable	8,076		2,816		Not applicable
Class F-3	Not applicable	215		1,232		Not applicable
Class 529-A	6,345	1,983		1,084		$1,786
Class 529-C	2,802	215		116		190
Class 529-E	409	33		33		54
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	76		42		69
Class R-1	751	78		30		Not applicable
Class R-2	4,660	2,207		248		Not applicable
Class R-2E	378	131		25		Not applicable
Class R-3	4,597	1,414		367		Not applicable
Class R-4	3,553	1,442		568		Not applicable
Class R-5E	Not applicable	71		19		Not applicable
Class R-5	Not applicable	129		102		Not applicable
Class R-6	Not applicable	34		5,974		Not applicable
Total class-specific expenses	$189,113	$69,175		$26,161		$2,099

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,038,000 in the fund’s statement of operations reflects $401,000 in current fees (either paid in cash or deferred) and a net increase of $637,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,196,135,000 and $3,572,276,000, respectively, which generated $267,496,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2019.

7. Warrants

As of December 31, 2019, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,231 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2019, the net asset value of each share class would have been reduced by approximately $0.01 per share. No warrants were exercised during the year ended December 31, 2019.

The Investment Company of America	17

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$2,639,532	70,091	$3,911,251	100,881		$(6,653,493)	(175,551)	$(102,710)	(4,579)
Class C	192,841	5,186	88,797	2,312		(437,680)	(11,762)	(156,042)	(4,264)
Class T	—	—	—	—		—	—	—	—
Class F-1	225,028	6,018	117,096	3,028		(332,072)	(8,805)	10,052	241
Class F-2	2,178,081	57,801	490,237	12,650		(1,798,534)	(47,482)	869,784	22,969
Class F-3	935,135	24,875	217,292	5,607		(598,859)	(15,784)	553,568	14,698
Class 529-A	241,683	6,415	179,329	4,637		(442,596)	(11,734)	(21,584)	(682)
Class 529-C	28,865	770	15,864	411		(100,193)	(2,668)	(55,464)	(1,487)
Class 529-E	5,816	155	5,176	134		(17,188)	(457)	(6,196)	(168)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	21,881	582	7,317	190		(22,965)	(607)	6,233	165
Class R-1	7,029	189	4,240	110		(21,033)	(557)	(9,764)	(258)
Class R-2	112,513	3,011	36,099	936		(179,649)	(4,794)	(31,037)	(847)
Class R-2E	19,260	515	4,061	105		(13,828)	(370)	9,493	250
Class R-3	152,126	4,072	57,013	1,475		(263,345)	(7,034)	(54,206)	(1,487)
Class R-4	134,606	3,592	91,272	2,362		(354,494)	(9,391)	(128,616)	(3,437)
Class R-5E	49,461	1,330	4,055	104		(15,480)	(406)	38,036	1,028
Class R-5	27,608	736	17,213	445		(66,956)	(1,785)	(22,135)	(604)
Class R-6	2,245,839	60,491	1,096,174	28,288		(1,055,791)	(27,220)	2,286,222	61,559
Total net increase (decrease)	$9,217,304	245,829	$6,342,487	163,675		$(12,374,156)	(326,407)	$3,185,635	83,097

Year ended December 31, 2018

Class A	$2,945,664	73,418	$5,821,577	164,270		$(7,686,915)	(192,501)	$1,080,326	45,187
Class C	259,474	6,515	149,245	4,293		(450,983)	(11,307)	(42,264)	(499)
Class T	—	—	—	—		—	—	—	—
Class F-1	262,167	6,461	176,053	4,977		(547,109)	(13,579)	(108,889)	(2,141)
Class F-2	2,934,521	72,633	612,761	17,395		(1,218,623)	(30,958)	2,328,659	59,070
Class F-3	865,361	21,413	260,045	7,332		(931,381)	(22,950)	194,025	5,795
Class 529-A	241,120	5,982	267,168	7,564		(417,484)	(10,342)	90,804	3,204
Class 529-C	34,931	870	29,298	837		(93,775)	(2,320)	(29,546)	(613)
Class 529-E	7,459	184	8,327	237		(15,341)	(381)	445	40
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	33,158	826	9,780	278		(16,374)	(411)	26,564	693
Class R-1	8,311	207	7,243	208		(19,215)	(479)	(3,661)	(64)
Class R-2	140,690	3,497	58,020	1,662		(200,620)	(4,992)	(1,910)	167
Class R-2E	23,121	573	5,065	145		(9,518)	(237)	18,668	481
Class R-3	182,687	4,530	90,347	2,567		(285,053)	(7,074)	(12,019)	23
Class R-4	196,535	4,839	147,305	4,164		(444,899)	(11,104)	(101,059)	(2,101)
Class R-5E	20,001	487	2,341	67		(3,734)	(93)	18,608	461
Class R-5	45,590	1,121	28,132	790		(100,683)	(2,499)	(26,961)	(588)
Class R-6	2,381,786	59,919	1,332,600	37,642		(554,573)	(13,628)	3,159,813	83,933
Total net increase (decrease)	$10,582,576	263,475	$9,005,308	254,428		$(12,996,280)	(324,855)	$6,591,604	193,048

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $27,087,111,000 and $28,291,829,000, respectively, during the year ended December 31, 2019.

18	The Investment Company of America

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class A:
12/31/2019	$33.91	$.70	$7.53	$8.23	$(.76)	$(1.81)	$(2.57)	$39.57	24.54%	$63,959		.59%		1.86%
12/31/2018	40.39	.75	(3.28)	(2.53)	(.74)	(3.21)	(3.95)	33.91	(6.51)	54,973		.57		1.85
12/31/2017	36.23	.69	6.41	7.10	(.68)	(2.26)	(2.94)	40.39	19.73	63,640		.57		1.76
12/31/2016	33.37	.65	4.20	4.85	(.69)	(1.30)	(1.99)	36.23	14.59	58,402		.59		1.86
12/31/2015	37.08	.66	(1.24)	(.58)	(.62)	(2.51)	(3.13)	33.37	(1.44)	54,725		.58		1.79
Class C:
12/31/2019	33.54	.41	7.43	7.84	(.47)	(1.81)	(2.28)	39.10	23.57	1,580		1.35		1.09
12/31/2018	39.98	.42	(3.24)	(2.82)	(.41)	(3.21)	(3.62)	33.54	(7.24)	1,498		1.36		1.05
12/31/2017	35.89	.37	6.34	6.71	(.36)	(2.26)	(2.62)	39.98	18.77	1,806		1.38		.95
12/31/2016	33.08	.37	4.14	4.51	(.40)	(1.30)	(1.70)	35.89	13.70	1,710		1.39		1.06
12/31/2015	36.77	.36	(1.22)	(.86)	(.32)	(2.51)	(2.83)	33.08	(2.24)	1,635		1.39		.98
Class T:
12/31/2019	33.91	.79	7.52	8.31	(.85)	(1.81)	(2.66)	39.56	24.79 [4]	—	[5]	.35	[4]	2.09	[4]
12/31/2018	40.38	.83	(3.27)	(2.44)	(.82)	(3.21)	(4.03)	33.91	(6.29)[4]	—	[5]	.36	[4]	2.05	[4]
12/31/2017[6,7]	38.08	.56	4.59	5.15	(.59)	(2.26)	(2.85)	40.38	13.61 [4,8]	—	[5]	.38	[4,9]	1.92	[4,9]
Class F-1:
12/31/2019	33.82	.67	7.50	8.17	(.73)	(1.81)	(2.54)	39.45	24.43	1,922		.66		1.78
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	1,639		.66		1.76
12/31/2017	36.15	.65	6.39	7.04	(.64)	(2.26)	(2.90)	40.29	19.60	2,039		.68		1.66
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.48	1,972		.69		1.78
12/31/2015	37.01	.62	(1.23)	(.61)	(.59)	(2.51)	(3.10)	33.30	(1.53)	2,459		.67		1.70
Class F-2:
12/31/2019	33.90	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.55	24.76	7,986		.39		2.05
12/31/2018	40.37	.82	(3.27)	(2.45)	(.81)	(3.21)	(4.02)	33.90	(6.31)	6,067		.39		2.03
12/31/2017	36.21	.76	6.41	7.17	(.75)	(2.26)	(3.01)	40.37	19.94	4,840		.40		1.93
12/31/2016	33.36	.71	4.19	4.90	(.75)	(1.30)	(2.05)	36.21	14.78	4,359		.41		2.02
12/31/2015	37.07	.72	(1.23)	(.51)	(.69)	(2.51)	(3.20)	33.36	(1.26)	1,950		.41		1.97
Class F-3:
12/31/2019	33.90	.82	7.52	8.34	(.88)	(1.81)	(2.69)	39.55	24.89	3,571		.29		2.16
12/31/2018	40.37	.86	(3.28)	(2.42)	(.84)	(3.21)	(4.05)	33.90	(6.24)	2,562		.30		2.12
12/31/2017[6,10]	37.51	.74	5.17	5.91	(.79)	(2.26)	(3.05)	40.37	15.91 [8]	2,817		.30	[9]	1.99	[9]
Class 529-A:
12/31/2019	33.82	.67	7.52	8.19	(.74)	(1.81)	(2.55)	39.46	24.46	2,884		.65		1.79
12/31/2018	40.29	.71	(3.27)	(2.56)	(.70)	(3.21)	(3.91)	33.82	(6.59)	2,495		.66		1.76
12/31/2017	36.15	.65	6.40	7.05	(.65)	(2.26)	(2.91)	40.29	19.62	2,843		.66		1.67
12/31/2016	33.30	.62	4.18	4.80	(.65)	(1.30)	(1.95)	36.15	14.49	2,351		.68		1.77
12/31/2015	37.01	.62	(1.24)	(.62)	(.58)	(2.51)	(3.09)	33.30	(1.55)	2,132		.69		1.68

See end of table for footnotes.

The Investment Company of America	19

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class 529-C:
12/31/2019	$33.74	$.39	$7.49	$7.88	$(.45)	$(1.81)	$(2.26)	$39.36	23.54%	$283		1.39%		1.05%
12/31/2018	40.19	.41	(3.26)	(2.85)	(.39)	(3.21)	(3.60)	33.74	(7.28)	293		1.41		1.01
12/31/2017	36.03	.35	6.37	6.72	(.30)	(2.26)	(2.56)	40.19	18.71	374		1.43		.90
12/31/2016	33.20	.35	4.16	4.51	(.38)	(1.30)	(1.68)	36.03	13.61	504		1.45		1.00
12/31/2015	36.90	.33	(1.22)	(.89)	(.30)	(2.51)	(2.81)	33.20	(2.31)	475		1.46		.91
Class 529-E:
12/31/2019	33.71	.59	7.47	8.06	(.65)	(1.81)	(2.46)	39.31	24.14	85		.88		1.56
12/31/2018	40.16	.61	(3.25)	(2.64)	(.60)	(3.21)	(3.81)	33.71	(6.78)	79		.90		1.52
12/31/2017	36.04	.56	6.37	6.93	(.55)	(2.26)	(2.81)	40.16	19.34	92		.90		1.43
12/31/2016	33.21	.53	4.17	4.70	(.57)	(1.30)	(1.87)	36.04	14.20	84		.92		1.53
12/31/2015	36.91	.53	(1.23)	(.70)	(.49)	(2.51)	(3.00)	33.21	(1.77)	78		.93		1.44
Class 529-T:
12/31/2019	33.91	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.56	24.72 [4]	—	[5]	.41	[4]	2.03	[4]
12/31/2018	40.38	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.91	(6.34)[4]	—	[5]	.42	[4]	2.00	[4]
12/31/2017[6,7]	38.08	.55	4.59	5.14	(.58)	(2.26)	(2.84)	40.38	13.57 [4,8]	—	[5]	.43	[4,9]	1.88	[4,9]
Class 529-F-1:
12/31/2019	33.78	.76	7.50	8.26	(.83)	(1.81)	(2.64)	39.40	24.72	115		.42		2.02
12/31/2018	40.24	.80	(3.25)	(2.45)	(.80)	(3.21)	(4.01)	33.78	(6.34)	93		.43		1.99
12/31/2017	36.11	.74	6.38	7.12	(.73)	(2.26)	(2.99)	40.24	19.88	83		.44		1.89
12/31/2016	33.27	.70	4.17	4.87	(.73)	(1.30)	(2.03)	36.11	14.73	70		.46		1.99
12/31/2015	36.98	.70	(1.24)	(.54)	(.66)	(2.51)	(3.17)	33.27	(1.32)	61		.47		1.91
Class R-1:
12/31/2019	33.63	.40	7.45	7.85	(.46)	(1.81)	(2.27)	39.21	23.54	74		1.37		1.07
12/31/2018	40.07	.41	(3.24)	(2.83)	(.40)	(3.21)	(3.61)	33.63	(7.24)	72		1.38		1.03
12/31/2017	35.97	.36	6.36	6.72	(.36)	(2.26)	(2.62)	40.07	18.73	88		1.39		.94
12/31/2016	33.15	.37	4.15	4.52	(.40)	(1.30)	(1.70)	35.97	13.66	85		1.40		1.05
12/31/2015	36.84	.35	(1.21)	(.86)	(.32)	(2.51)	(2.83)	33.15	(2.22)	83		1.40		.97
Class R-2:
12/31/2019	33.67	.40	7.46	7.86	(.46)	(1.81)	(2.27)	39.26	23.54	645		1.39		1.06
12/31/2018	40.12	.41	(3.25)	(2.84)	(.40)	(3.21)	(3.61)	33.67	(7.26)	582		1.40		1.02
12/31/2017	36.01	.36	6.37	6.73	(.36)	(2.26)	(2.62)	40.12	18.75	687		1.39		.94
12/31/2016	33.18	.37	4.16	4.53	(.40)	(1.30)	(1.70)	36.01	13.68	653		1.39		1.06
12/31/2015	36.88	.37	(1.23)	(.86)	(.33)	(2.51)	(2.84)	33.18	(2.21)	637		1.36		1.01
Class R-2E:
12/31/2019	33.81	.51	7.49	8.00	(.57)	(1.81)	(2.38)	39.43	23.89	71		1.09		1.35
12/31/2018	40.28	.53	(3.26)	(2.73)	(.53)	(3.21)	(3.74)	33.81	(6.99)	52		1.10		1.33
12/31/2017	36.15	.48	6.40	6.88	(.49)	(2.26)	(2.75)	40.28	19.14	43		1.09		1.23
12/31/2016	33.33	.47	4.19	4.66	(.54)	(1.30)	(1.84)	36.15	14.03	16		1.09		1.32
12/31/2015	37.06	.51	(1.23)	(.72)	(.50)	(2.51)	(3.01)	33.33	(1.83)	1		1.04		1.48

20	The Investment Company of America

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets[3]		Ratio of net income to average net assets
Class R-3:
12/31/2019	$33.78	$.57	$7.49	$8.06	$(.63)	$(1.81)	$(2.44)	$39.40	24.08%	$949		.93%		1.51%
12/31/2018	40.24	.59	(3.26)	(2.67)	(.58)	(3.21)	(3.79)	33.78	(6.84)	864		.94		1.47
12/31/2017	36.11	.54	6.38	6.92	(.53)	(2.26)	(2.79)	40.24	19.28	1,028		.95		1.38
12/31/2016	33.27	.52	4.18	4.70	(.56)	(1.30)	(1.86)	36.11	14.17	951		.95		1.50
12/31/2015	36.97	.52	(1.23)	(.71)	(.48)	(2.51)	(2.99)	33.27	(1.79)	860		.95		1.41
Class R-4:
12/31/2019	33.81	.68	7.50	8.18	(.74)	(1.81)	(2.55)	39.44	24.46	1,435		.63		1.81
12/31/2018	40.28	.72	(3.28)	(2.56)	(.70)	(3.21)	(3.91)	33.81	(6.58)	1,346		.64		1.77
12/31/2017	36.14	.66	6.39	7.05	(.65)	(2.26)	(2.91)	40.28	19.64	1,688		.65		1.68
12/31/2016	33.29	.63	4.19	4.82	(.67)	(1.30)	(1.97)	36.14	14.55	1,518		.64		1.80
12/31/2015	37.00	.63	(1.23)	(.60)	(.60)	(2.51)	(3.11)	33.29	(1.50)	983		.64		1.73
Class R-5E:
12/31/2019	33.89	.76	7.52	8.28	(.82)	(1.81)	(2.63)	39.54	24.72	68		.43		2.01
12/31/2018	40.36	.81	(3.27)	(2.46)	(.80)	(3.21)	(4.01)	33.89	(6.35)	24		.43		2.01
12/31/2017	36.20	.76	6.39	7.15	(.73)	(2.26)	(2.99)	40.36	19.89	10		.44		1.95
12/31/2016	33.36	.62	4.24	4.86	(.72)	(1.30)	(2.02)	36.20	14.69	3		.43		1.71
12/31/2015[6,11]	36.83	.07	(1.08)	(1.01)	(.21)	(2.25)	(2.46)	33.36	(2.64)[8]	—	[5]	.05	[8]	.20	[8]
Class R-5:
12/31/2019	33.91	.80	7.52	8.32	(.86)	(1.81)	(2.67)	39.56	24.82	261		.33		2.11
12/31/2018	40.38	.84	(3.27)	(2.43)	(.83)	(3.21)	(4.04)	33.91	(6.27)	245		.34		2.07
12/31/2017	36.22	.78	6.41	7.19	(.77)	(2.26)	(3.03)	40.38	20.00	315		.35		1.98
12/31/2016	33.36	.74	4.18	4.92	(.76)	(1.30)	(2.06)	36.22	14.85	262		.35		2.12
12/31/2015	37.07	.74	(1.23)	(.49)	(.71)	(2.51)	(3.22)	33.36	(1.20)	755		.35		2.02
Class R-6:
12/31/2019	33.90	.82	7.53	8.35	(.88)	(1.81)	(2.69)	39.56	24.92	17,077		.28		2.16
12/31/2018	40.38	.86	(3.28)	(2.42)	(.85)	(3.21)	(4.06)	33.90	(6.25)	12,548		.29		2.13
12/31/2017	36.22	.80	6.41	7.21	(.79)	(2.26)	(3.05)	40.38	20.07	11,556		.30		2.03
12/31/2016	33.36	.75	4.20	4.95	(.79)	(1.30)	(2.09)	36.22	14.92	6,977		.30		2.14
12/31/2015	37.07	.76	(1.24)	(.48)	(.72)	(2.51)	(3.23)	33.36	(1.15)	4,875		.30		2.08

	Year ended December 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[12]	31%	36%	28%	25%	30%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Annualized.
[10]	Class F-3 shares began investment operations on January 27, 2017.
[11]	Class R-5E shares began investment operations on November 20, 2015.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

The Investment Company of America	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the summary investment portfolio, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 6, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

22	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2019, through December 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	23

	Beginning account value 7/1/2019	Ending account value 12/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,094.31	$3.11	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	1,090.26	7.01	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,095.34	1.80	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,093.75	3.43	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,095.46	2.06	.39
Class F-2 – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class F-3 – actual return	1,000.00	1,095.77	1.48	.28
Class F-3 – assumed 5% return	1,000.00	1,023.79	1.43	.28
Class 529-A – actual return	1,000.00	1,094.03	3.38	.64
Class 529-A – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-C – actual return	1,000.00	1,089.88	7.22	1.37
Class 529-C – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class 529-E – actual return	1,000.00	1,092.54	4.59	.87
Class 529-E – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class 529-T – actual return	1,000.00	1,095.06	2.06	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,095.20	2.17	.41
Class 529-F-1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-1 – actual return	1,000.00	1,090.08	7.16	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	1,089.86	7.32	1.39
Class R-2 – assumed 5% return	1,000.00	1,018.20	7.07	1.39
Class R-2E – actual return	1,000.00	1,091.38	5.69	1.08
Class R-2E – assumed 5% return	1,000.00	1,019.76	5.50	1.08
Class R-3 – actual return	1,000.00	1,092.33	4.90	.93
Class R-3 – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 – actual return	1,000.00	1,093.83	3.32	.63
Class R-4 – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class R-5E – actual return	1,000.00	1,095.30	2.22	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	1,095.50	1.69	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,096.05	1.43	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2019:

Long-term capital gains	$4,717,458,000
Qualified dividend income	100%
Corporate dividends received deduction	$1,861,243,000
U.S. government income that may be exempt from state taxation	$68,263,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

24	The Investment Company of America

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period December 1, 2018, through September 30, 2019. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

The Investment Company of America	25

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mary Anne Dolan, 1947	2000	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
James G. Ellis, 1947	2008	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Pablo R. González Guajardo, 1967	2015	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
William D. Jones, 1955 Chairman of the Board (Independent and Non-Executive)	2010	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System; former Dean, David Geffen School of Medicine at UCLA; former Chair, Department of Neurology, UCLA; former Associate Director, Semel Institute, UCLA; former Director, Brain Mapping Center, UCLA	4	None
William R. McLaughlin, 1956	2015	President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	7	None
Kathy J. Williams, 1955	2019	Former Commissioner, Marin County Human Rights Commission; Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio	4	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	4	None
James Terrile, 1965	2019	Partner — Capital Research Global Investors, Capital Research and Management Company	4	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

26	The Investment Company of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
James B. Lovelace, 1956 Co-President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[6]
Donald D. O’Neal, 1960 Co-President	1994	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[6];
		Director, Capital Research and Management Company
Herbert Y. Poon, 1973 Executive Vice President	2012	Senior Vice President and Senior Counsel — Fund Business Management Group,
Capital Research and Management Company;
Chief Compliance Officer, Capital Research and Management Company;
		Chief Compliance Officer, Capital Research Company[6]
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Grant L. Cambridge, 1962 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Barry S. Crosthwaite, 1958 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1998	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Eric S. Richter, 1960 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Romo, 1967 Senior Vice President	2018	Chairman and Principal Executive Officer, Capital Research Company; Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Paul F. Roye, 1953 Senior Vice President	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research and Management Company
Jessica C. Spaly, 1977 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013–2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Hong T. Le, 1978 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

The Investment Company of America	27

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

28	The Investment Company of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete December 31, 2019, portfolio of The Investment Company of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ICA

Registrant:

a) Audit Fees:
Audit	2018	2,000
	2019	105,000

b) Audit-Related Fees:
	2018	25,000
	2019	20,000

c) Tax Fees:
	2018	9,000
	2019	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2018	None
	2019	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2018	1,117,000
	2019	1,812,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2018	8,000
	2019	46,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2018	None
	2019	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,211,000 for fiscal year 2018 and $1,889,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Investment Company of America®

Investment portfolio

December 31, 2019

Common stocks 94.69% Energy 10.25%	Shares	Value (000)
Baker Hughes Co., Class A	20,641,099	$529,031
BP PLC1	48,283,652	303,093
Cabot Oil & Gas Corp.	1,779,631	30,983
Canadian Natural Resources, Ltd. (CAD denominated)	22,710,460	734,542
Chesapeake Energy Corp.2	19,937,608	16,461
Chevron Corp.	5,006,215	603,299
Concho Resources Inc.	10,018,231	877,297
ConocoPhillips	1,091,584	70,986
Diamondback Energy, Inc.	1,626,288	151,017
Enbridge Inc.	6,980,045	277,596
Enbridge Inc. (CAD denominated)	11,102,795	441,444
EOG Resources, Inc.	24,032,722	2,012,981
Exxon Mobil Corp.	30,526,134	2,130,114
Halliburton Co.	7,675,979	187,831
Noble Energy, Inc.3	24,216,433	601,536
ONEOK, Inc.	1,782,486	134,881
Royal Dutch Shell PLC, Class B1	6,335,175	188,773
Royal Dutch Shell PLC, Class B (ADR)	6,454,800	387,094
Schlumberger Ltd.	13,444,412	540,465
Southwestern Energy Co.2	9,218,183	22,308
TC Energy Corp. (CAD denominated)	3,692,164	196,643
TOTAL SA1	2,044,718	112,996
		10,551,371
Materials 4.37%
Alcoa Corp.2	7,296,776	156,954
BHP Group PLC1	18,610,760	439,585
Celanese Corp.	1,430,523	176,126
Dow Inc.	9,117,663	499,010
DuPont de Nemours Inc.	2,691,577	172,799
Freeport-McMoRan Inc.	26,011,797	341,275
International Flavors & Fragrances Inc.	2,691,577	347,267
Linde PLC	7,153,514	1,522,983
LyondellBasell Industries NV	1,393,638	131,671
Rio Tinto PLC1	5,491,216	326,271
Sherwin-Williams Co.	304,048	177,424
Vale SA, ordinary nominative (ADR)	15,773,853	208,215
		4,499,580
Industrials 8.39%
Airbus SE, non-registered shares1	4,559,005	668,887
AMETEK, Inc.	348,908	34,800
Boeing Co.	1,598,579	520,753
Caterpillar Inc.	610,090	90,098
CSX Corp.	19,199,419	1,389,270
Deere & Co.	310,569	53,809
Equifax Inc.	287,400	40,270

The Investment Company of America — Page 1 of 6

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Fortive Corp.	473,518	$36,172
General Dynamics Corp.	6,908,381	1,218,293
Illinois Tool Works Inc.	3,389,393	608,837
Komatsu Ltd.1	3,149,200	75,503
L3Harris Technologies, Inc.	3,129,394	619,213
Lockheed Martin Corp.	1,808,754	704,293
Masco Corp.	5,106,022	245,038
Norfolk Southern Corp.	358,877	69,669
Northrop Grumman Corp.	2,006,421	690,149
Rolls-Royce Holdings PLC1,2	46,424,721	420,384
Safran SA1	1,648,271	255,506
Stanley Black & Decker, Inc.	1,383,172	229,247
Union Pacific Corp.	550,844	99,587
United Technologies Corp.	3,598,591	538,925
Waste Connections, Inc.	358,877	32,582
		8,641,285
Consumer discretionary 7.58%
Amazon.com, Inc.2	1,235,035	2,282,147
General Motors Co.	5,059,169	185,166
Hasbro, Inc.3	7,922,598	836,705
Home Depot, Inc.	6,950,250	1,517,796
Las Vegas Sands Corp.	8,839,040	610,247
Lowe’s Cos., Inc.	2,403,882	287,889
Marriott International, Inc., Class A	4,121,702	624,149
McDonald’s Corp.	2,193,137	433,386
NIKE, Inc., Class B	4,837,322	490,069
Ross Stores, Inc.	500,235	58,237
Royal Caribbean Cruises Ltd.	2,308,124	308,158
Sony Corp.1	2,554,500	173,877
		7,807,826
Consumer staples 9.13%
Altria Group, Inc.	13,291,805	663,394
British American Tobacco PLC1	45,446,011	1,936,238
British American Tobacco PLC (ADR)	3,586,641	152,289
Coca-Cola Co.	18,455,845	1,021,531
Constellation Brands, Inc., Class A	1,789,401	339,539
Costco Wholesale Corp.	1,124,980	330,654
Diageo PLC1	1,704,733	71,837
Hormel Foods Corp.	3,811,336	171,929
Imperial Brands PLC1	8,293,048	205,489
Keurig Dr Pepper Inc.	21,414,638	619,954
Lamb Weston Holdings, Inc.3	8,171,898	703,028
Mondelez International, Inc.	996,881	54,908
Nestlé SA1	8,461,480	916,687
PepsiCo, Inc.	3,588,770	490,477
Pernod Ricard SA1	894,992	160,208
Philip Morris International Inc.	15,419,247	1,312,024
Procter & Gamble Co.	538,315	67,236
Reckitt Benckiser Group PLC1	2,242,981	182,144
		9,399,566

The Investment Company of America — Page 2 of 6

Common stocks (continued) Health care 17.70%	Shares	Value (000)
Abbott Laboratories	35,876,031	$3,116,192
AbbVie Inc.	23,963,035	2,121,687
Alcon Inc.1,2	2,134,719	120,931
Amgen Inc.	7,804,477	1,881,425
Anthem, Inc.	307,239	92,795
AstraZeneca PLC1	2,986,754	298,821
Baxter International Inc.	799,084	66,819
Cigna Corp.	4,265,864	872,327
Daiichi Sankyo Co., Ltd.1	11,259,800	743,517
Danaher Corp.	751,647	115,363
Edwards Lifesciences Corp.2	592,785	138,291
Eli Lilly and Co.	5,694,380	748,412
Gilead Sciences, Inc.	21,852,682	1,419,987
GlaxoSmithKline PLC1	12,499,285	294,056
Humana Inc.	1,292,954	473,893
Illumina, Inc.2	460,559	152,786
Incyte Corp.2	438,627	38,301
Johnson & Johnson	598,128	87,249
Medtronic PLC	2,169,187	246,094
Merck & Co., Inc.	8,045,987	731,782
Novartis AG1	3,140,815	297,568
Stryker Corp.	1,395,922	293,060
Teva Pharmaceutical Industries Ltd. (ADR)2	22,812,911	223,567
Thermo Fisher Scientific Inc.	2,656,686	863,078
UnitedHealth Group Inc.	8,511,462	2,502,200
Zoetis Inc., Class A	2,152,187	284,842
		18,225,043
Financials 5.56%
AIA Group Ltd.1	5,601,600	58,938
American International Group, Inc.	6,479,723	332,604
Aon PLC, Class A	1,125,877	234,509
Bank of Montreal	1,786,886	138,487
Bank of New York Mellon Corp.	747,660	37,630
Barclays PLC1	104,519,332	249,598
Berkshire Hathaway Inc., Class B2	1,794,384	406,428
BlackRock, Inc.	437,431	219,897
BNP Paribas SA1	5,582,530	332,312
Chubb Ltd.	2,524,400	392,948
CME Group Inc., Class A	1,217,589	244,395
Great-West Lifeco Inc. (Canada)	5,962,227	152,712
JPMorgan Chase & Co.	7,433,737	1,036,263
Marsh & McLennan Cos., Inc.	2,990,642	333,187
Nasdaq, Inc.	1,505,290	161,217
PNC Financial Services Group, Inc.	1,465,414	233,924
S&P Global Inc.	267,563	73,058
Société Générale1	4,287,643	149,813
Truist Financial Corp.	2,460,441	138,572
Wells Fargo & Co.	11,533,428	620,498
Willis Towers Watson PLC	897,193	181,179
		5,728,169

The Investment Company of America — Page 3 of 6

Common stocks (continued) Information technology 16.55%	Shares	Value (000)
Accenture PLC, Class A	3,335,562	$702,369
Adobe Inc.2	925,105	305,109
Amphenol Corp., Class A	4,452,067	481,847
Apple Inc.	3,093,519	908,412
ASML Holding NV1	2,122,680	632,156
Broadcom Inc.	9,438,796	2,982,848
Global Payments Inc.	373,331	68,155
Intel Corp.	18,115,049	1,084,186
Intuit Inc.	273,643	71,675
Mastercard Inc., Class A	3,065,407	915,300
Microsoft Corp.	33,465,946	5,277,580
NetApp, Inc.	3,177,904	197,824
QUALCOMM Inc.	7,873,268	694,658
Samsung Electronics Co., Ltd.1	9,200,000	443,296
ServiceNow, Inc.2	1,017,815	287,350
Skyworks Solutions, Inc.	2,100,000	253,848
Taiwan Semiconductor Manufacturing Co., Ltd.1	8,350,000	92,472
TE Connectivity Ltd.	1,764,478	169,108
Texas Instruments Inc.	6,853,876	879,284
Visa Inc., Class A	706,589	132,768
Western Union Co.	17,195,190	460,487
		17,040,732
Communication services 10.53%
Activision Blizzard, Inc.	2,487,018	147,779
Alphabet Inc., Class A2	1,133,553	1,518,270
Alphabet Inc., Class C2	754,369	1,008,607
Charter Communications, Inc., Class A2	568,540	275,787
Comcast Corp., Class A	14,609,438	656,986
Facebook, Inc., Class A2	25,108,926	5,153,607
Fox Corp., Class A	2,990,642	110,863
Netflix, Inc.2	4,595,319	1,486,907
Verizon Communications Inc.	2,093,449	128,538
ViacomCBS Inc., Class B	5,587,515	234,508
Vodafone Group PLC1	59,812,825	116,119
		10,837,971
Utilities 2.87%
American Electric Power Co., Inc.	2,866,118	270,877
Dominion Energy, Inc.	8,442,405	699,200
Duke Energy Corp.	1,491,333	136,024
E.ON SE1	8,789,494	94,003
Edison International	8,621,455	650,144
Exelon Corp.	6,388,548	291,254
NextEra Energy, Inc.	1,037,254	251,181
Public Service Enterprise Group Inc.	2,121,671	125,285
Sempra Energy	2,855,364	432,530
		2,950,498
Real estate 1.76%
Alexandria Real Estate Equities, Inc. REIT	1,238,126	200,056
American Tower Corp. REIT	3,037,094	697,985
Crown Castle International Corp. REIT	3,071,947	436,677
Digital Realty Trust, Inc. REIT	836,479	100,160
Equinix, Inc. REIT	216,822	126,559

The Investment Company of America — Page 4 of 6

Common stocks (continued) Real estate (continued)	Shares	Value (000)
SBA Communications Corp. REIT	636,744	$153,449
Simon Property Group, Inc. REIT	633,019	94,295
		1,809,181
Total common stocks (cost: $65,889,941,000)		97,491,222
Convertible stocks 0.13% Industrials 0.06%
Stanley Black & Decker, Inc., convertible preferred, 5.375% 2020	598,128	65,274
Utilities 0.07%
NextEra Energy, Inc., units, convertible preferred 4.872% 2022	461,655	23,674
Sempra Energy, Series A, convertible preferred, 6.00% 2021	404,020	48,490
		72,164
Total convertible stocks (cost: $122,007,000)		137,438
Bonds, notes & other debt instruments 0.07% U.S. Treasury bonds & notes 0.07% U.S. Treasury 0.07%	Principal amount (000)
U.S. Treasury 2.75% 2023	$70,138	72,655
Total bonds, notes & other debt instruments (cost: $69,933,000)		72,655
Short-term securities 5.05% Money market investments 5.05%	Shares
Capital Group Central Cash Fund 1.73%4	51,987,945	5,198,794
Total short-term securities (cost: $5,196,106,000)		5,198,794
Total investment securities 99.94% (cost: $71,277,987,000)		102,900,109
Other assets less liabilities 0.06%		64,726
Net assets 100.00%		$102,964,835

1	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $10,361,078,000, which represented 10.06% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2	Security did not produce income during the last 12 months.
3	Represents an affiliated company as defined under the Investment Company Act of 1940.
4	Rate represents the seven-day yield at 12/31/2019.

Key to abbreviations
ADR = American Depositary Receipts
CAD = Canadian dollars

The Investment Company of America — Page 5 of 6

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFPX-004-0220O-S73160	The Investment Company of America — Page 6 of 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of The Investment Company of America (the “Fund”), as of December 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

February 6, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Executive Vice President and Principal Executive Officer

Date: February 28, 2020

By ___/s/ Brian D. Bullard__________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: February 28, 2020